Case 1:03-cv-00211-TMR    Document 114    Filed 08/15/2005    Page 1 of 6

Exhibit 10.3

UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF OHIO

WESTERN DIVISION (DAYTON)

DAVID SLONE, et al.,	)	Consolidated Case No. 1:03cv211
)
Plaintiffs,	)	Judge Thomas M. Rose
)
vs.	)
)
FIFTH THIRD BANCORP, et al.,	)
)
Defendants	)
)

SECOND AMENDMENT TO STIPULATION

This Second Amendment to the Stipulation is entered into between Lead Plaintiffs and Defendants through their respective counsel.

WHEREAS:

a.	On March 29, 2005, the parties entered into a Stipulation and Agreement of Settlement (hereinafter the “Stipulation”), pursuant to which they agreed, subject to Court approval, to a settlement of the Settled Claims as set forth in that Stipulation.

b.	Capitalized terms not otherwise defined herein have the meanings defined in the Stipulation.

c.	On March 31, 2005, the Court preliminarily approved the settlement reflected in the Stipulation.

d.	On May 12, 2005, the parties entered into an Amendment to Stipulation, pursuant to which they agreed, subject to Court approval, to a revision to the definition of the Settled Claims as set forth in that Stipulation.

e.	On May 19, 2005, the Court preliminarily approved the settlement reflected in the Amendment to Stipulation.

f.	The Lead Plaintiffs and Defendants desire to further revise the Stipulation to clarify the points addressed herein.

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NOW THEREFORE, IT IS HEREBY STIPULATED AND AGREED subject to the approval of the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, as follows:

1.      The definition of Settled Claims set forth in paragraph 1(t) of the Stipulation is amended by replacing the following sentence previously at the end of that paragraph:

“Settled Claims” do not include claims, if any, against the Released Parties arising under the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et seq. (“ERISA”), which claims are the subject of an action pending in the United States District Court, Southern District of Ohio, Western Division, denominated Shirk v. Fifth Third Bancorp, et al., Case No. 1:05CV049.

with this revised sentence:

“Settled Claims” do not include claims, if any, against the Released Parties arising under the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et seq. (“ERISA”), including but not limited to the claims which are the subject of an action pending in the United States District Court, Southern District of Ohio, Western Division, denominated Shirk v. Fifth Third Bancorp, et al, Case No. 1:05:CV049, other than 1) ERISA claims, if any, which are not the subject of the Shirk action that might be brought against Deloitte & Touche LLP, Deloitte & Touche USA LLP, Deloitte Tax LLP, Deloitte Consulting LLP (successor to Deloitte Consulting Holding LLC), Deloitte Consulting (Nevada) LLC, Deloitte Consulting L.P., Deloitte Consulting (US) LLC, Deloitte Consulting (Holding Sub), Deloitte Touche Tohmatsu (“DTT”), and any member firms of DTT, and any of their past, present, and future direct or indirect parent companies, subsidiaries, divisions, predecessors, successors, partners, and any person, firm, trust, corporation, entity, officer, director or other individual or entity in which Deloitte & Touche LLP has a controlling interest (the “Deloitte Parties”) and 2) ERISA claims, if any, which are not the subject of the Shirk action that might be brought against the Deloitte Parties’ principals, members, directors, officers, managers, attorneys, administrators, auditors, investment advisors, trusts, fiduciaries, employee benefit plan fiduciaries and trustees, accountants, employees, stockholders, owners, agents, subrogees, insurers, servants, representatives, heirs, executors, administrators, personal representatives, legal representatives, transferrees and assigns, and successors in interest of assigns, and or entities which are more than 20 percent owned by a Deloitte Party to the extent that

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such claims arise out of auditing or tax services provided by such person or a Deloitte Party or consulting services provided to Fifth Third by such person or a Deloitte Party.

2.      The parties have made a corresponding change in the Order and Final Judgment at the end of paragraph 8, pages 5 and 6, attached hereto as Exhibit 1.

3.     Except as explicitly and specifically revised herein, the terms of the Stipulation remain unchanged and in full force and effect.

DATED: August 12, 2005

ANN LUGBILL

By:	/s/ Ann Lugbill
Ann Lugbill (0023632)
2406 Auburn Avenue
Cincinnati, Ohio 45219
Telephone: (513) 784-1280
Facsimile: (513) 784-1449

Trial Attorney for Lead Counsel

MILBERG WEISS BERSHAD
& SCHULMAN LLP

By:	/s/ David A.P. Brower
Steven G. Schulman
David A.P. Brower
Karen Rogers
Paul J. Andrejkovics
One Pennsylvania Plaza
New York, New York 10119-0165
Telephone: (212) 594-5300
Facsimile: (212) 868-1229

Plaintiffs’ Lead Counsel

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DeCARLO & CONNOR, P.C.
Daniel M. Shanley
533 South Fremont Avenue
9th Floor
Los Angeles, California 90071-1706
Telephone: (213) 488-4100

CAULEY BOWMAN CARNEY &
WILLIAMS, LLP
J. Allen Carney
P.O. Box 25438
Little Rock, Arkansas 72221-5438
Telephone: (501) 312-8500

FARUQI & FARUQI, LLP
Nadeem Faruqi
320 East 39th Street
New York, New York 10016
Telephone: (212) 983-9330

LERACH COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
Darren Robbins
401 B Street, Suite 1700
San Diego, California 92101
Telephone: (619) 231-1058

Plaintiffs’ Counsel

KEATING, MUETHING & KLEKAMP PLL

By:	/s/ Patrick F. Fischer
Patrick F. Fischer (0039671)
Rachael A. Rowe (0066823)
Jason M. Cohen (0076081)
1400 Provident Tower
One East Fourth Street
Cincinnati, Ohio 45202-3752
Telephone: (513) 579-6400
Facsimile: (513) 579-6457

Counsel for Defendant Fifth Third Bancorp

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WAITE, SCHNEIDER, BAYLESS &
CHESLEY CO., L.P.A.

By:	/s/ Stanley M. Chesley, Jr.
Stanley M. Chesley, Jr.
James R. Cummins
1513 Fourth & Vine Tower
One West Fourth Street
Cincinnati, Ohio 45202
Telephone: (513) 621-0267
Facsimile: (513) 381-2375

Of Counsel for Defendant Fifth Third Bancorp

VORYS, SATER, SEYMOUR AND PEASE LLP

By:	/s/ Glen V. Whitaker
Glen V. Whitaker (0018169)
Victor A. Walton, Jr. (0055241)
Jeffrey A. Miller (0068815)
Michael J. Bronson (0074448)
Suite 2000, Atrium Two
221 East Fourth Street
Cincinnati, Ohio 45201-0236
Telephone: (513) 723-4000
Facsimile: (513) 723-4056

Counsel for Individual Defendants George A. Schaefer, Jr., Neal E. Arnold, and David J. DeBrunner

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BIESER, GREER & LANDIS LLP

By:	/s/ James H. Greer
David C. Greer (0009090)
James H. Greer (0046555)
400 National City Center
6 North Main Street
Dayton, Ohio 45402
Telephone: (937) 223-3277
Facsimile: (937) 223-6339

Counsel for Defendant Deloitte & Touche LLP

SIDLEY AUSTIN BROWN & WOOD LLP

By:	/s/ David A. Gordon
Jeffrey R. Tone
David A. Gordon
Bank One Plaza
10 South Dearborn Street
Chicago, Illinois 60603
Telephone: (312) 853-7000
Facsimile: (312) 853-7036

Counsel for Defendant Deloitte & Touche LLP